NEWS RELEASE

Gold Results Disclose Bulk Mineable Resource Potential at
Nolan Creek Property, Alaska

Vancouver, British Columbia, October 26, 2009 — Silverado Gold Mines Ltd (OTCBB: SLGLF) (Frankfurt: SLGL) (www.silverado.com) (the “Company” or “Silverado”) announces recent findings indicating a potential bulk minable resource at the Nolan Creek Gold and Antimony property in Alaska.

Silverado has received drill core assay results from diamond drill core holes 09SH19 and 09SH20 that were drilled into the west portion of the 500 ft wide Solomon Shear Zone along the south side of Pringle Bench. Prior to 2009, drilling efforts by the Company had focused on the northeast trending gold-antimony vein-fault system on Workman’s Bench, where a narrow, high grade gold-antimony reserve previously underwent a 43-101 compliant, prefeasibility study (available on SEDAR @ www.sedar.com). Holes 09SG19 and 09SH20 were drilled at an azimuth to test the other gold-bearing structures that cut at an oblique angle to the Solomon Shear Zone on Pringle Bench, the northeast extension of the vein-fault system on Workman’s Bench. Both drill holes intercepted a network of gold-bearing quartz-carbonate veins in addition to the “A” vein gold-antimony zone, and the samples assayed between 0.01 and 1.69 oz/t of gold. A summary table of the gold and antimony values for the two holes is listed below.

Summary Table of Pringle Bench drill results for holes 09SH19 and 09SH20
Hole no.	UTM Northing (meters)	UTM Easting (meters)	Drill Azimuth	Drill Angle	Total Depth of hole	Mineralized Intercept Depth (ft)	Brief Description of Mineralized Intercept.	Assay width (ft)	Gold Assay (oz/t)	Percent Antimony
09SH19	7486721	618874	250	-60	282	21.0	Three quartz-stibnite veins (>0.5 “ each)	1.0	0.04	16.9%
09SH19	7486721	618874	250	-60	282	43.0	2.0 “ quartz-stibnite vein	0.5	0.05	1.6%
09SH19	7486721	618874	250	-60	282	43.5	Stockwork-style quartz- carbonate-stibnite veins.	2.0	0.06	0.1%
09SH19	7486721	618874	250	-60	282	49.5	3.0 inch quartz-stibnite vein and Veinlets	1.0	0.05	0.6%
09SH19	7486721	618874	250	-60	282	104.0	Irregular stockwork-style quartz-stibnite veins.	1.5	0.03	5.3%
09SH19	7486721	618874	250	-60	282	114.0	3.5 inch quartz-carbonate vein with trace stibnite.	0.7	0.32	0.4%
09SH19	7486721	618874	250	-60	282	118.0	Braided quartz-stibnite veins (0.75 to 1.0” ea)	1.0	0.03	0.1%
09SH19	7486721	618874	250	-60	282	171.0	quartz-stibnite stockwork ‘A’ zone hanging wall	0.5	0.01	5.3%
09SH19	7486721	618874	250	-60	282	174.0	6.0 inch (true width) ‘A’ Zone quartz-stibnite vein	1.0	0.33	32.5%
09SH19	7486721	618874	250	-60	282	175.0	Quartz-stibnite veins (0.5” avg width of veins)	1.5	0.01	2.8%

09SH19	7486721	618874	250	-60	282	180.0	Braided quartz-stib veins. Fragmental textures	1.0	0.02	4.9%
09SH19	7486721	618874	250	-60	282	215.5	Quartz-stib. stockwork	1.0	0.03	7.9%
09SH20	7486721	618874	245	-65	342	123.5	5.0 “ (true width) quartz- carbonate-stibnite vein.	2.0	0.08	0.1%
09SH20	7486721	618874	245	-65	342	125.5	One inch quartz-carbonate- stibnite vein.	2.0	0.06	4.0%
09SH20	7486721	618874	245	-65	342	190.5	Chaotic quartz-stibnite stockwork in ‘A’ zone hanging wall.	1.5	0.26	4.0%
09SH20	7486721	618874	245	-65	342	192.0	Brecciated quartzite with quartz-carbonate stockwork. ‘A’ Zone hanging wall.	3.0	0.04	0.9%
09SH20	7486721	618874	245	-65	342	205.5	2-3 inch quartz-stibnite-gold vein in ‘A’ zone.	1.0	1.69	2.7%
09SH20	7486721	618874	245	-65	342	210.5	2-3 inch quartz-carbonate- stibnite vein.	1.0	0.04	0.2%
09SH20	7486721	618874	245	-65	342	223.0	Broken fragments of quartz- carbonate-stibnite vein (unknown width)	1.0	0.04	11.4%
09SH20	7486721	618874	245	-65	342	232.5	Braided quartz-carbonate- stibnite veins.	1.0	0.01	4.0%
09SH20	7486721	618874	245	-65	342	272.0	Braided quartz-carbonate- stibnite veins.	1.0	0.05	11.0%
09SH20	7486721	618874	245	-65	342	300.5	Quartz-carbonate-stibnite veins (two 1” veins)	1.5	0.06	3.2%
09SH20	7486721	618874	245	-65	342	342.5	2.0 inch massive stibnite vein (West Zone)	1.0	0.01	27.3%
09SH20	7486721	618874	245	-65	342	335.5	Stibnite-quartz-carbonate vein swarm or dense stockwork within crosscutting fault zone. West Zone footwall.	2.5	0.13	9.7%

The network of gold bearing quartz veins is interpreted by company geologist, Karl Sharp, to be a broad, 500-600 foot wide, west-northwest trending brittle fault zone along Smith Creek intersecting the Solomon Shear Zone at an oblique angle between Workman’s Bench and Pringle Bench. Sharp believes that the intersection of these two major structural zones caused an increase in dilationnal openings for larger vein development as well as a significant increase in vein density. All of the quartz veins and vein zones sampled had elevated gold values. The Company has extensive VLF/EM geophysical coverage over the Pringle Bench area that indicates an abundance of additional similar structural zones that cross-cut the main five mile long, northeast-striking shear zone.

The Solomon Shear Zone hosts both gold-bearing quartz-carbonate veins and gold-antimony veins. Less than 0.5 miles of the 5 mile long shear zone subsurface has been explored with diamond core drilling. Previously the Company had focused on the evaluation of narrow, northeast-striking, high grade, gold-antimony fault vein zones that were hosted in northeast trending sub-parallel discrete zones. The recent drill assay results and the style of additional gold-bearing mineralization encountered in these holes indicates the potential for a larger, lower grade, gold-antimony resource on the Nolan Creek property as well.

The Company plans to obtain new and existing assay information from drill core programs completed by the firm in 2007, 2008 and earlier in 2009 in order to assess bulk minable, gold-antimony deposit potential on both Pringle Bench and Workman’s Bench. Further analytical results from drill intervals and surface channel sampling of the Pringle Bench and Workman’s Bench antimony-gold deposits will be released upon receipt from the selected, certified, commercial laboratory.

Further analytical results from 2009 drill intervals and surface channel sampling of the Pringle Bench and Workman’s Bench antimony-gold deposits will be released upon receipt from the selected, certified, commercial laboratory.

Qualified Person

The technical information that is released in this news release has been reviewed by Thomas K. Bundtzen, P. Geo BS MS CPG-10912, ABSLN #279639, President of Pacific Rim Geological Consulting, Inc., of Fairbanks, Alaska, who is independent of the Company as defined by NI 43-101. Bundtzen is a Certified Professional Geologist with the American Institute of Professional Geologists (AIPG). Bundtzen is the Qualified Person as defined in NI 43-101 and also qualifies under the rules stated by the U.S. Securities and Exchange Commission (SEC), and has verified the data contained in this news release for accuracy. The disclosure requirements of 3.2 and 3.3 of NI 43-101 are addressed in a previously filed report entitled “January 1, 2009 NI 43-101 Pre-Feasibility Study for Nolan Creek (Amended June 1, 2009)”. Sampling and Quality Assurance/Quality Control (QAQC) procedures deployed during the core drilling and surface sampling programs follow those outlined in Silverado’s NI 43-101 Prefeasibility Study of the Workman’s Bench Antimony Gold deposit, Amended June 1, 2009, which is available at www.sedar.com and on the company website at www.silverado.com.

About the Company

Silverado Gold Mines Ltd, a publicly traded company, is an exploration-stage enterprise focused on the exploration of gold properties with some past production. The Company has gold properties located throughout Alaska, which include a 100 percent (100%) interest in numerous mining claims located on the Nolan Creek property.

Forward Looking Statements

This news release may contain, in addition to historical information, forward-looking statements within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Statements in this news release that are forward-looking statements are based on the current expectations, beliefs, assumptions, estimates and forecasts about the Company’s business and the industry and markets in which it operates.

Such forward-looking statements involve risks and uncertainties regarding the market price of gold, availability of funds, government regulations, common share prices, operating costs, capital costs, outcomes of test mining activities and other factors. Forward-looking statement are made, without limitation, in relation to operating plans, property exploration activities, including test mining activities, availability of funds, environmental reclamation, operating costs and permit acquisition. Any statements contained herein that are not statements of historical facts may be deemed to be forward-looking statements. In some cases, you can identify forward-looking statements by terminology such as “may”, “will”, “should”, “expect”, “plan”, “intend”, “anticipate”, “believe”, “estimate”, “predict”, “potential”, or “continue”, and the negative of such terms or other comparable terminology. Actual events or results may differ materially. In evaluating these statements, you should consider various factors, including the risks detailed in the Company’s filings with the Canadian Securities Authorities and the US SEC. These factors may cause the Company’s actual results to differ materially from any forward-looking statement. Except as required by applicable securities laws, the Company disclaims any obligation to publicly update these statements, or disclose any difference between its actual results and those reflected in these statements. Given these uncertainties, readers are cautioned not to place undue reliance on such forward-looking statements.

For further information, please contact:

Silverado Gold Mines Ltd
1820-1111 West Georgia Street
Vancouver, BC V6E 4M3
Toll Free: 1 (800) 665-4646
Telephone: (604) 689-1535
Investor Relations: ir@silverado.com
www.silverado.com

Trading Symbols:
OTC BB - SLGLF
FRANKFURT - SLGL